                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                   ----------


        Date of Report (Date of earliest event reported): April 12, 2001



                               ALLOY ONLINE, INC.
             (Exact name of registrant as specified in its charter)



                                    000-26023
                                   (Commission
                                  File Number)


             Delaware                                 04-3310676
         (State or other                          (IRS Employer
         jurisdiction of                          Identification No.)
         incorporation)

                        151 WEST 26TH STREET, 11TH FLOOR
                               NEW YORK, NY 10001

               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (212) 244-4307


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On April 12, 2001, Alloy Online, Inc. ("Alloy") completed an acquisition of all of the outstanding capital stock of Landon Media Group, Inc. (the "Company"), a Massachusetts corporation with a principal place of business in Westford, Massachusetts. The acquisition was effected pursuant to an Agreement and Plan of Merger dated as of April 11, 2001 (the "Merger Agreement") by and between Alloy, the Company, Carnegie Communications, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("Carnegie"), and the stockholders of the Company (the "Stockholders"). Pursuant to the Merger Agreement, the Company was merged with and into Alloy (the "Merger"), with Alloy surviving the Merger as the surviving corporation. The Merger is intended to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. The Company's primary asset as of the effective time of the Merger was 100% of the issued and outstanding capital stock of Carnegie.

Pursuant to the Merger Agreement, Alloy paid to the Stockholders, in exchange for all outstanding shares of the Company's common stock, the aggregate of (i) 1,314,348 shares (the "Merger Shares") of Alloy's common stock, $.01 par value per share (the "Alloy Common Stock"); (ii) five million dollars ($5,000,000) in cash paid on the closing date; (iii) four (4) quarterly cash payments of seven hundred thousand dollars ($700,000) each, commencing on the first day of the fourth calendar month following the closing date of the Merger Agreement and continuing on the first day of each third calendar month thereafter; and (iv) warrants to purchase additional shares of Alloy Common Stock on the terms and conditions, and in an aggregate amount, if any, to be determined pursuant to the terms of the warrants (the "Warrants"). Pursuant to the Merger Agreement, depending upon whether the Actual Company Net Working Capital (as defined in the Merger Agreement) is greater than or less than a specified amount, Alloy may be required to issue to the Stockholders additional shares of, or may be entitled to return of shares of, Alloy Common Stock.

Pursuant to an escrow agreement by and among the Stockholders, Alloy and State Street Bank & Trust Company, as escrow agent (the "Escrow Agreement"), 197,152 of the Merger Shares were placed in escrow for a period of up to one year as security for the indemnification obligations of the Stockholders that run in favor of Alloy, Carnegie, and their respective affiliates. Also, in connection with the Merger Agreement, the Stockholders executed with Alloy an Investment Representation and Lockup Agreement, which imposes certain limitations on the Stockholders' ability to sell or otherwise transfer the Merger Shares. In connection with the Merger Agreement, Alloy and the Stockholders executed a Registration Rights Agreement, pursuant to which Alloy agreed to file a registration statement on Form S-3 as soon as practicable after the Closing, and in any event within 30 days after the Closing, pursuant to which it would register for resale all of the Merger Shares other than those shares then being held in escrow pursuant to the Escrow Agreement. Pursuant to the Registration Rights Agreement, Alloy further agreed to file two (2) additional registration statements on Form S-3, at the demand of the Stockholders, subject to certain specified limitations.

Carnegie's primary business is to provide information to high school students and their parents about colleges and universities and the college application and admissions process. Its flagship publication is Private Colleges & Universities. Carnegie also publishes more than 30 annual publications targeting high school students by region, academic interest and achievement level. The magazines and complementary Web sites profile leading colleges and universities, such as Harvard, MIT and the University of Southern California, and serve as a recruiting tool for the institutions. Profiled institutions are charged a fee to appear in Carnegie's publications and Web sites. Each year, an estimated 3.7 million high school students, parents and guidance counselors receive Carnegie's publications, which are delivered via mail directly to the homes of over 1.5 million students and over 5,000 high schools across the United States, and via Carnegie's Web sites at www.privatecolleges.com, www.acuinfo.com and www.collegeXpress.com.

The description of the transaction contained herein is qualified in its entirety by reference to the Agreement and Plan of Merger by and between Alloy Online, Inc., Landon Media Group, Inc., Carnegie Communications, Inc., and the Stockholders of Landon Media Group, Inc. (Exhibit 2.1), the Warrants to Purchase Shares of Common Stock, Par Value $.01 Per Share, of Alloy Online, Inc. (Exhibits 4.1 and 4.2), the Investment Representation and Lockup Agreement (Exhibit 99.1), and the press release (Exhibit 99.2), copies of which are attached hereto and incorporated herein by this reference.

This report may contain forward-looking statements that reflect Alloy's current judgment on certain issues. Because such statements apply to future events, they are subject to risks and uncertainties that could cause the actual results to differ materially. Important factors which could cause actual results to differ materially are described in Alloy's press release filed as Exhibit 99.3 hereto.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial statements of business acquired.

                  Not filed herewith; to be filed by amendment. Pursuant to Item 7(a)(4) of Form 8-K, the Registrant hereby undertakes to file such information as soon as it is available but no later than June 26, 2001.

         (b)      Pro forma financial information.

                  Not filed herewith; to be filed by amendment. Pursuant to Item 7(a)(4) of Form 8-K, the Registrant hereby undertakes to file such information as soon as it is available but no later than June 26, 2001.

         (c)      Exhibits.

                  2.1 Agreement and Plan of Merger dated as of April 11, 2001, by and between Alloy Online, Inc., Landon Media Group, Inc., Carnegie Communications, Inc., and the Stockholders of Landon Media Group, Inc.

                  4.1 Warrant, dated as of April 11, 2001, to Purchase Shares of Common Stock, Par Value $.01 Per Share, between Alloy and Owen E. Landon, Jr.

                  4.2* Warrants, each dated as of April 11, 2001, to Purchase Shares of Common Stock, Par Value $.01 Per Share, between Alloy and (i) Virginia B. Landon, (ii) The Owen E. Landon Revocable Trust dated 5/7/79,
                           (iii) The Owen E. Landon Irrevocable Trust dated December 31, 1976 f/b/o Kimberly Marie Landon, (iv) The Owen E. Landon Irrevocable Trust dated December 31, 1976 f/b/o Karen Louise Landon, (v) The Owen E. Landon Irrevocable Trust dated December 31, 1976 f/b/o Owen E. Landon III, (vi) The Owen E. Landon Irrevocable Trust dated December 31, 1976 f/b/o Mark Bond Landon and (vii) The Owen E. Landon Irrevocable Trust dated December 31, 1976 f/b/o Susan Bond Landon.

                  99.1 Investment Representation and Lockup Agreement, dated as of April 11, 2001 by and between Alloy and each of the Stockholders of Landon Media Group, Inc.

                  99.2     Alloy Press Release dated April 12, 2001.

-----------------------------

* Pursuant to Instruction 2 of Item 601 of Regulation S-K of the Securities Act of 1933, as amended, Alloy states that the Warrants listed in Exhibit 4.2 are identical in all material respects with the Warrant filed as Exhibit 4.1 herewith other than with respect to (i) the parties to whom such Warrants were issued and (ii) the multiplier set forth in clause (b) at the end of Section 2.1(a)(i)(A) of each such Warrant and (iii) the "Minimum Value" amount set forth in Section 2.1(a)(i)(C) of each such Warrant. The parties to such Warrants and their respective multipliers and "Minimum Values" are as follows:


         Party                              Multiplier                           Minimum Value
         -----                              ----------                           -------------
Virginia B. Landon                            1,398                              $  121,294.34

The Owen E. Landon Revocable                 11,902                              $1,032,292.28
Trust dated 5/7/79

The Owen E. Landon Irrevocable                9,798                              $  849,844.94
Trust dated December 31, 1976
f/b/o Kimberly Marie Landon

The Owen E. Landon Irrevocable                9,798                              $  849,844.94
Trust dated December 31, 1976
f/b/o Karen Louise Landon

The Owen E. Landon Irrevocable                9,798                              $  849,844.94
Trust dated December 31, 1976
f/b/o Owen E. Landon III

The Owen E. Landon Irrevocable                9,798                              $  849,844.94
Trust dated December 31, 1976
f/b/o Mark Bond Landon

The Owen E. Landon Irrevocable                9,798                              $  849,844.94
Trust dated December 31, 1976
f/b/o Susan Bond Landon



Alloy hereby undertakes to file copies of any or all of such Warrants pursuant to an amendment to this Current Report on Form 8-K upon the request of the Securities and Exchange Commission.

SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 26, 2001                       ALLOY ONLINE, INC.
                                            (Registrant)



                                            By: /s/ Matthew C. Diamond
                                                --------------------------
                                                Matthew C. Diamond
                                                Chief Executive Officer

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                                  EXHIBIT INDEX


                  2.1 Agreement and Plan of Merger dated as of April 11, 2001, by and between Alloy Online, Inc., Landon Media Group, Inc., Carnegie Communications, Inc., and the Stockholders of Landon Media Group, Inc.

                  4.2 Warrant, dated as of April 11, 2001, to Purchase Shares of Common Stock, Par Value $.01 Per Share, between Alloy and Owen E. Landon, Jr.

                  4.2* Warrants, each dated as of April 11, 2001, to Purchase Shares of Common Stock, Par Value $.01 Per Share, between Alloy and (i) Virginia B. Landon, (ii) The Owen E. Landon Revocable Trust dated 5/7/79,
                           (iii) The Owen E. Landon Irrevocable Trust dated December 31, 1976 f/b/o Kimberly Marie Landon, (iv) The Owen E. Landon Irrevocable Trust dated December 31, 1976 f/b/o Karen Louise Landon, (v) The Owen E. Landon Irrevocable Trust dated December 31, 1976 f/b/o Owen E. Landon III, (vi) The Owen E. Landon Irrevocable Trust dated December 31, 1976 f/b/o Mark Bond Landon and (vii) The Owen E. Landon Irrevocable Trust dated December 31, 1976 f/b/o Susan Bond Landon.

                  99.1 Investment Representation and Lockup Agreement, dated as of April 11, 2001 by and between Alloy and each of the Stockholders of Landon Media Group, Inc.

                  99.2     Alloy Press Release dated April 12, 2001.

-----------------

*    Not filed herewith pursuant to Instruction 2 of Item 601 of Regulation S-k.


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